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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

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       Date of Report (Date of earliest event reported): September 6, 2000

                            MICRO LINEAR CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                                                   94-2910085
       (State of Incorporation)                                        (I.R.S. Employer
                                                                      Identification No.)
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                              2092 Concourse Drive
                           San Jose, California 95131
                                 (408) 433-5200
                    (Address of Principal Executive Offices)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        (a) On September 6, 2000, Micro Linear Corporation, a Delaware corporation (the "Company") sold its Power Management, Bus Interface and Video product lines to Fairchild Semiconductor Corporation, a Delaware corporation pursuant to an Asset Purchase Agreement, dated as of that date. As consideration for the sale, the Company received $10 million in cash. The purchase price is subject to post-closing adjustments relating to inventory values.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) To be filed by amendment within 60 days of the date of this report.

(b) To be filed by amendment within 60 days of the date of this report.

(c) Exhibits

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
Exhibit         Description
Number          of Document
99.1            Press Release regarding the Sale of Power and Video Product
                Lines dated September 6, 2000.

99.2            Asset Purchase Agreement, by and between Fairchild Semiconductor
                Corporation and the Company, dated as of September 6, 2000.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2000

                                            MICRO LINEAR CORPORATION


                                            By: /s/ David Gellatly
                                               ---------------------------------
                                               David Gellatly
                                               President and Chief Executive
                                               Officer



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                            MICRO LINEAR CORPORATION

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit
Number          Description
99.1            Press Release regarding the Sale of Power and Video Product
                Lines dated September 6, 2000.

99.2            Asset Purchase Agreement, by and between Fairchild Semiconductor
                Corporation and the Company, dated as of September 6, 2000.